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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              E*TRADE GROUP, INC.
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               (Name of Registrant as Specified In Its Charter)


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      SPECIAL SUPPLEMENT TO NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                 FOR THE ANNUAL MEETING OF THE SHAREOWNERS OF
              E*TRADE GROUP, INC. TO BE HELD ON DECEMBER 21, 1999


  The following information is provided as supplemental disclosure regarding the cancellation/regrant program for options that the Company implemented during the 1999 fiscal year.

                               OPTION REPRICING

  As discussed in the Compensation Committee Report on Option Repricing below, on October 22, 1998 the Company implemented a special option cancellation/regrant program for all of its associates (including executive officers) holding stock options issued under the 1996 Stock Incentive Plan (the "Plan") with an exercise price per share in excess of the fair market value of the Company's Common Stock on the regrant date. The cancellations/regrants were effected on October 22, 1998, and approximately 14,422,604 outstanding options with an exercise price in excess of $4.25 per share were surrendered for cancellation and new options (subject to a new vesting schedule, see "Compensation Committee Report on Option Repricing") for the same aggregate number of shares were granted with an exercise price of $4.25 per share.

        COMPENSATION COMMITTEE REPORT ON SPECIAL OPTION REGRANT PROGRAM

  During the 1999 fiscal year, the Compensation Committee felt that circumstances had made it necessary for the Company to implement an option cancellation/regrant program. Accordingly, on October 22, 1998, all of the Company's associates (including executive officers) were given the opportunity to surrender their outstanding options (including certain performance based options held by some of the executive officers) issued under the Plan with exercise prices in excess of $4.25 per share in return for a new option grant for the same number of shares but with a lower exercise price of $4.25 per share, the fair market value per share of the Company's Common Stock on the regrant date.

  The Compensation Committee determined that this program was necessary because equity incentives are a significant component of the total compensation package of each Company associate and play a substantial role in the Company's ability to retain the services of individuals essential to the Company's long-term financial success. Prior to the implementation of the program, the market price of the Company's Common Stock had fallen as a result of market factors which adversely impacted the Company's financial results and which did not necessarily reflect the associates' contributions to the Company's progress. The Compensation Committee felt that the Company's ability to retain key associates would be significantly impaired unless value was restored to their options in the form of regranted options at the current market price of the Company's Common Stock. However, in order for the regranted options to serve their primary purpose of assuring the continued service of each optionee, a new exercise schedule was imposed with respect to the option shares. The new options granted in cancellation of options granted under the Plan were granted completely unvested, i.e., each optionee who surrendered his or her existing option lost all vesting that had accrued under the option. Most of the new options vest in a series of four equal annual installments measured from the new option grant date, October 22, 1998, so long as the optionee continues in service with the Company. New options that replaced options with certain stock price performance goals were also granted completely unvested with adjusted performance goals.

  As a result of the new vesting schedules imposed on the regranted options, the Compensation Committee believes that the program strikes an appropriate balance between the interests of the option holders and those of the shareowners. The lower exercise prices in effect under the regranted options make those options valuable once again to the executive officers and key associates critical to the Company's financial performance. However, those individuals will enjoy the benefits of the regranted options only if they in fact remain in the Company's employ and contribute to the Company's financial success.

  The table on the reverse side of this page sets forth information with respect to each of the Company's executive officers concerning his or her participation in the option cancellation/regrant program effected on October 22, 1998.

                           TEN-YEAR OPTION REPRICINGS

                                                        Market Price                              Length of Original
                                        Number of        of Stock at  Exercise Price                 Option Term
                                  Securities Underlying    Time of      at Time of                Remaining at Time
   Name and Principal                Option Repriced    Repricing or   Repricing or  New Exercise  of Repricing or
        Position           Date      or Amended (#)     Amendment ($) Amendment ($)   Price ($)       Amendment
   ------------------    -------- --------------------- ------------- -------------- ------------ ------------------
Christos M. Cotsakos.... 10/22/98       1,200,000           $4.25         $6.91         $5.00     8 years 10 months
 Chairman of the Board   10/22/98         107,344           $4.25         $7.27         $4.25     9 years 0 months
 and Chief Executive     10/22/98          54,224           $4.25         $5.21         $4.25     9 years 7 months
 Officer                 10/22/98          38,432           $4.25         $5.21         $4.25     9 years 7 months

Judy Balint............. 10/22/98         400,000           $4.25         $6.28         $4.25     8 years 9 months
 Chief International     10/22/98         300,000           $4.25         $6.91         $5.00     8 years 10 months
 Officer                 10/22/98          18,656           $4.25         $7.27         $4.25     9 years 0 months
                         10/22/98         133,604           $4.25         $5.21         $4.25     9 years 7 months
                         10/22/98           6,396           $4.25         $5.21         $4.25     9 years 7 months

Debra Chrapaty.......... 10/22/98         879,220           $4.25         $6.19         $4.25     8 years 9 months
 Chief Media Officer     10/22/98          80,780           $4.25         $6.19         $4.25     8 years 9 months
                         10/22/98         300,000           $4.25         $6.91         $5.00     8 years 10 months
                         10/22/98          22,000           $4.25         $7.94         $4.25     9 years 0 months
                         10/22/98         133,604           $4.25         $5.21         $4.25     9 years 7 months
                         10/22/98           6,396           $4.25         $5.21         $4.25     9 years 7 months

Jerry A. Dark........... 10/22/98         240,000           $4.25         $5.40         $4.25     9 years 6 months
 Chief People Officer    10/22/98          80,000           $4.25         $4.30         $4.25     9 years 10 months

Connie M. Dotson........ 10/22/98           8,256           $4.25         $7.27         $4.25     9 years 0 months
 Chief Service Quality   10/22/98          40,000           $4.25         $5.58         $4.25     9 years 2 months
 Officer                 10/22/98         100,000           $4.25         $5.77         $4.25     9 years 8 months
                         10/22/98         200,000           $4.25         $4.30         $4.25     9 years 10 months

Jerry D. Gramaglia...... 10/22/98         900,000           $4.25         $5.63         $4.25     9 years 8 months
 Chief Marketing Officer 10/22/98         100,000           $4.25         $6.91         $5.00     9 years 8 months

Kathy Levinson.......... 10/22/98         158,000           $4.25         $6.28         $4.25     8 years 9 months
 President and Chief     10/22/98          42,000           $4.25         $6.28         $4.25     8 years 9 months
 Operating Officer       10/22/98         600,000           $4.25         $6.91         $5.00     8 years 10 months
                         10/22/98         193,604           $4.25         $5.21         $4.25     9 years 7 months
                         10/22/98           6,396           $4.25         $5.21         $4.25     9 years 7 months

Leonard C. Purkis....... 10/22/98         300,000           $4.25         $6.91         $5.00     9 years 8 months
 Chief Financial Officer 10/22/98         200,000           $4.25         $5.73         $4.25     9 years 8 months

Stephen C. Richards..... 10/22/98         100,000           $4.25         $6.91         $5.00     8 years 10 months
 Chief Online Trading    10/22/98          17,504           $4.25         $7.27         $4.25     9 years 0 months
 Officer                 10/22/98          74,416           $4.25         $5.21         $4.25     9 years 7 months
                         10/22/98          25,584           $4.25         $5.21         $4.25     9 years 7 months

Brigitte VanBaelen...... 10/22/98          28,000           $4.25         $6.28         $4.25     8 years 9 months
 Chief Community         10/22/98          37,648           $4.25         $6.91         $4.25     8 years 10 months
 Development Officer     10/22/98          12,352           $4.25         $6.91         $4.25     8 years 10 months

  Submitted by the Compensation Committee of the Company's Board of Directors:

                                          Richard S. Braddock
                                          William E. Ford

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